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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 1997



                                ENVOY CORPORATION
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             (Exact name of registrant as specified in its charter)

          Tennessee                       0-25062                     62-1575729
-----------------------------       ----------------------        -----------------
 (State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
      of incorporation)                                          Identification No.)

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   15 Century Boulevard, Suite 600, Nashville, TN                   37214
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     (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 885-3700



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.           OTHER EVENTS
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         On June 14, 1997, ENVOY Corporation ("ENVOY") entered into an agreement
(the "Stock Purchase Agreement") with Advent Investments, Inc., an indirect wholly-owned subsidiary of Aetna U.S. Healthcare Inc. ("AUSHC"), to acquire all of the outstanding capital stock of Healthcare Data Interchange Corporation
("HDIC") for approximately $36.4 million in cash. HDIC is the health care provider electronic data interchange ("EDI") subsidiary of AUSHC and currently manages all electronic claims, referrals, encounters and eligibility verification processing between AUSHC and its participating network physicians, dentists and hospitals. In connection with this acquisition, ENVOY and AUSHC will enter into a long-term services agreement under which AUSHC has agreed to use ENVOY as its single source clearinghouse and EDI network for all AUSHC electronic health care transactions. A copy of the joint press release, dated
June 16, 1997, announcing the transaction is included as Exhibit 99.1 to this report.

         The closing under the Stock Purchase Agreement is subject to a number of conditions, including expiration of the Hart-Scott-Rodino Antitrust
Improvement Act waiting period. The terms and conditions of the acquisition are more fully described in the Stock Purchase Agreement, a copy of which is included as Exhibit 2.1 to this report and is incorporated by reference herein in its entirety.




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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    (c)  Exhibits:

         2.1      Stock Purchase Agreement, dated June 14, 1997, by and between
                  ENVOY Corporation and Advent Investments, Inc. (as directed by Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this exhibit are omitted from this filing, and Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request).

         99.1     Joint Press Release, dated June 16, 1997, issued by ENVOY
                  Corporation and Aetna U.S. Healthcare Inc.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ENVOY CORPORATION


Date: June 20, 1997        By: /s/ Kevin M. McNamara
                               -----------------------
                               Kevin M. McNamara
                               Senior Vice President and Chief Financial Officer







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                                  EXHIBIT INDEX


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
                                                                                Sequential
   No.                                  Exhibit                                    Page
---------          --------------------------------------------------------     ----------
   2.1             Stock Purchase Agreement, dated June 14, 1997, by and
                   between ENVOY Corporation and Advent Investments,
                   Inc. (as directed by Item 601(b)(2) of Regulation S-K,
                   certain schedules and exhibits to this exhibit are omitted from this filing, and Registrant agrees to furnish
                   supplementally a copy of any omitted schedule or exhibit to the Commission upon request).


  99.1             Joint Press Release, dated June 16, 1997, issued by
                   ENVOY Corporation and Aetna U.S. Healthcare Inc.
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